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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                        AMENDMENT NO. 1 TO CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 25, 2006


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-19027                   84-1057605
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)              Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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                                EXPLANATORY NOTE

     On July 26, 2006, Simtek Corporation (the "Company") filed a Form 8-K reporting a planned restatement of certain of its financial statements. The Form 8-K reported that information under "Item 8.01 - Other Events." This amendment is being filed to report the previously disclosed information under "Item 4.02 - Non-Reliance on Previously Issued Financial Statements."


Item 4.02   Non-Reliance on Previously Issued Financial Statements

On March 24, 2006, the Company entered into a License and Development Agreement with Cypress Semiconductor Corporation ("Cypress") as more fully described on the Form 8-K filed by the Company with the Securities and Exchange Commission on March 30, 2006. Under the terms of the License and Development Agreement, Cypress is required to make certain non-refundable advance royalty payments to . In its financial statements filed on Form 10-Q for the three months ended March 31, 2006, the Company recorded the $2,000,000 advance royalty payment received from Cypress on March 24, 2006 as $965,000 for the value of the warrant issued to Cypress to purchase 10 million shares of common stock of the Company and the remaining $1,035,000 as unearned revenue on its consolidated balance sheet. The Form 8-K filed by the Company on March 30, 2006 and the Company's Form 10-Q filed on May 15, 2006 set forth more details regarding the transaction with Cypress.

The Company has subsequently determined that it is appropriate to recognize the non-refundable advance royalty payments under the License and Development Agreement as royalty revenue upon receipt from Cypress. The Company will therefore restate its consolidated financial statements as of and for the three months ended March 31, 2006. As a result, total revenue for the three months ended March 31, 2006 will be reported as $5,778,000 ($1,035,000 more than the $4,743,000 previously reported) and net loss for such three months period will be reported as $901,000 (rather than the $1,936,000 as previously reported). In addition, total liabilities are reduced from $8,430,000 (as reported) to $7,395,000; accumulated deficit is reduced from $48,127,000 (as reported) to $47,092,000; and, total shareholders' equity is increased from $2,008,000 (as reported) to $3,043,000.

On August 4, 2006, the Company filed an amendment to its Forms 10-Q for the three months ended March 31, 2006, (the "Amendment"). The financial statements for that three month period was restated in the Amendment. As a result of this restatements, management has determined, as of August 4, 2006, the date the Amendment was filed, that the financial statements contained in its initially-filed Form 10-Q for this periods may no longer be relied upon. Management has discussed with the Company's independent accountant the matters leading to these restatements.

On December 11, 2006, the Company filed a Form 10-Q/A for the three months ended March 31, 2006, further restating the financial statements for that period as described in such Form 10-Q/A filed on December 11, 2006 and the Company's Form 8-K filed on December 7, 2006 (as amended by the Form 8-K/A filed on December 29, 2006).












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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION

                                      By: /s/Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer



December 29, 2006







































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